SELIGMAN
                --------
                 CAPITAL
              FUND, INC.

                                 MID-YEAR REPORT
                                  JUNE 30, 1999

                                    --------

                                 SEEKING CAPITAL
                                 APPRECIATION BY
                                  INVESTING IN
                               MID-CAPITALIZATION
                                  GROWTH STOCKS

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[PHOTO]

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

TABLE OF CONTENTS

To the Shareholders ...................................  1
Interview With Your Portfolio Manager .................  2
Performance Overview ..................................  4
Portfolio Overview ....................................  6
Portfolio of Investments ..............................  8
Statement of Assets and Liabilities ...................  9
Statement of Operations ............................... 10
Statements of Changes in Net Assets ................... 11
Notes to Financial Statements ......................... 12
Financial Highlights .................................. 15
Report of Independent Auditors ........................ 17
Board of Directors .................................... 18
Executive Officers AND For More Information ........... 19
Glossary of Financial Terms ........................... 20

TO THE SHAREHOLDERS

During the first six months of 1999, Seligman Capital Fund posted a total return of 8.13% based on the net asset value of Class A shares. During the same period, the Lipper Mid Cap Funds Average returned 12.01% and the Russell Midcap Growth Index returned 14.19%. The Fund's lackluster total return relative to its benchmarks is primarily the result of the Fund's underexposure to technology-related stocks and to disappointments in operating results for several of the Fund's holdings. A full discussion with your Portfolio Manager regarding the Fund's results begins on page 2.

The economic environment of the past six months has been supportive for common stocks. Inflation remained benign, corporate profits were strong, and the global economy continued to recover, which should begin to lift some of the pressure for world economic growth off the US. During this time, the US economy entered its ninth year of expansion, with the pace of growth remarkably strong.

The robust US economy, coupled with improved business prospects in most of the rest of the world, caused the Federal Reserve Board to announce in May that it was leaning toward a tighter monetary policy. Thus, market participants were not surprised when the Fed increased the federal funds rate by 25 basis points on June 30. However, markets did not expect the Fed to also announce that it was changing its bias from tightening to neutral. This news immediately pushed the Dow Jones Industrial Average 155 points higher and pushed the 30-year Treasury bond yield back below 6%. Since then, however, fears of additional interest rate hikes have surfaced, sending the market averages lower and the 30-year Treasury bond yield above 6%.

During this period, the market broadened considerably, which was good news for value stocks. It appeared that investors were once again looking beyond richly valued growth stocks for securities with more reasonable valuations. Looking ahead, we believe that this positive trend will continue. In addition, we expect that the economic environment will remain a constructive one for common stocks in general, and for value stocks in particular.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals, and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

Thank you for your continued support of Seligman Capital Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/William Morris
-----------------
William C.  Morris
Chairman

                                 /s/Brian T. Zino
                                 ----------------
                                 Brian T.  Zino
                                 President

August 6, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q:  HOW DID SELIGMAN CAPITAL FUND PERFORM DURING THE FIRST SIX MONTHS OF 1999.

A: For the six-month period ended June 30, 1999, Seligman Capital Fund posted a total return of 8.13% based on the net asset value of Class A shares. This compares to 12.01% for the Lipper Mid Cap Funds Average and 14.19% for the Russell Midcap Growth Index.

Q: WHY DID THE FUND UNDERPERFORM RELATIVE TO ITS BENCHMARKS DURING THE FIRST HALF OF ITS FISCAL YEAR?

A: The Fund underperformed versus its benchmarks for two reasons. The first, and most significant, reason for underperformance was the poor performance of some individual holdings. We held several stocks, across industries, that underperformed because of disappointing earnings or management changes. Depending on the reason for a stock's price decline and our six-month outlook, we made decisions on an individual basis. In some cases, we eliminated the position. In other cases, we used the price decline as an opportunity to buy additional shares. Some of these holdings have recovered already, and we believe that, in many cases, the market overreacted to short-term information.

    Second, the portfolio's underweighting in technology hurt relative performance. At the beginning of the period, we had been concerned about issues surrounding the Year 2000 (Y2K) computer issue. Over the past two to three years, many software and hardware companies benefited from increased technology spending as companies sought to correct Y2K-related problems. Because of this increased spending, we believed that the high levels of earnings growth posted by many technology companies in 1998 would be an anomaly and that earnings for these companies would slow, making it difficult for them to meet growth expectations for 1999. We also anticipated that many corporations would slow their technology spending in the second half of 1999 to avoid any additional Y2K problems. We also had no direct Internet exposure because of continued high valuations for these stocks.

    The rally in the technology and Internet sectors did not slow but continued, at least for the first four months of this fiscal year, and hurt the Fund's relative returns. Upon review, we began a program to increase the Fund's weighting in technology and invested in select Internet opportunities.

Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING THE FIRST HALF OF ITS FISCAL YEAR?

A: The past six months have been positive for common stocks in general. While interest rates moved considerably higher during the period, they are only back to the levels they were at last year, before the near-meltdown of the world financial system last fall. Although

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Capital Fund is managed by the Seligman Growth Team, headed by Marion
S. Schultheis. Ms. Schultheis is assisted by a team of seasoned research professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.
--------------------------------------------------------------------------------

[photo]

GROWTH TEAM: (FROM LEFT) DAVE LEVY, SHEILA GRAYSON (ADMINISTRATIVE ASSISTANT), (SEATED) MARION S. SCHULTHEIS (PORTFOLIO MANAGER); (NOT PICTURED) CRAIG CHODASH

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

    rates have bounced back, so has the global economy. The significantly improved outlook, and the increased investor confidence that has accompanied it, has driven stocks to new highs.

    In addition, the healthier environment and improved market sentiment has allowed a greater number of stocks to participate in the rally. Last year, the market narrowed to an almost unprecedented degree as investors sought safety from the global turmoil in US Treasury securities and large-cap growth stocks.

    During the second quarter of this year, however, that trend reversed as investors once again searched for value. Because many stocks had been driven down almost entirely by sentiment, they enjoyed a significant rebound once sentiment began to change and investors pursued a broader universe of stocks.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY?

A: During the six-month period under review, we sold a number of holdings because of our commitment to the Fund's strategy of investing in mid-cap stocks. When a company's market capitalization grows so much that its stock is no longer within the mid-cap universe, we sell it in order to purchase attractive stocks that fall within the Fund's capitalization range.

    In addition, we repositioned the portfolio somewhat to take advantage of the improved outlook for economies around the world. This led us to increase the Fund's weighting in cyclical growth companies with foreign exposure, while selling some domestically oriented companies and US financial companies whose earnings we believe will slow as a result of decelerating economic growth in the US.

    The actions we took during the period -- both to maintain a mid-cap portfolio and to take advantage of the improved global outlook -- led to the realization by the Fund of capital gains on stocks that had been purchased at attractive prices.

    We also increased the Fund's weighting in technology and the Internet. As Y2K becomes less of a concern, we believe that companies will begin to focus their information technology budgets on building infrastructure for e-commerce, installing software that will enable them to deal more effectively with their customers, and using the Internet for business-to-business transactions as a way of reducing costs. In other words, we believe technology will continue to be a driving force in the economy by reducing the costs of doing business and increasing productivity.

Q:  WHAT INDUSTRIES AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD UNDER
    REVIEW?

A: The best-performing industry sectors of the Fund during the period were communications and energy, followed by basic materials and technology. The worst-performing sectors were health care and consumer staples. Health care stocks have underperformed in 1999 because of investor concerns that the government's plans to reform health care reimbursements will put pricing pressure on drugs and health care services.

Q:  WHAT IS YOUR OUTLOOK?

A: We believe that the economic environment will remain supportive for common stocks in general. In addition, we believe that the broadening of the market that took place during the first half of the fiscal year will continue, a trend which would be positive for the mid-cap stocks the Fund owns.

    Although the Fund underperformed relative to its benchmarks in the first half of the fiscal year, almost all of the underperformance was in the first quarter. Performance began to improve as the market broadened during the second quarter, and we expect the improved relative performance will be sustained.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1999

                                                                                            AVERAGE ANNUAL
                                                                       ------------------------------------------------------------
                                                CLASS C                                                   CLASS B    CLASS D
                                                 SINCE                                                     SINCE      SINCE
                                               INCEPTION     SIX         ONE       FIVE         10       INCEPTION  INCEPTION
                                                5/27/99*   MONTHS*      YEAR       YEARS       YEARS      4/22/96    5/3/93
                                              ---------- -----------   -------    -------   ----------  ----------  ---------------
CLASS A**
With Sales Charge                                 n/a        2.99%       7.62%     21.13%      16.67%       n/a         n/a
Without Sales Charge                              n/a        8.13       12.97      22.32       17.24        n/a         n/a

CLASS B**
With CDSC+                                        n/a        2.70        7.09        n/a         n/a       15.80%       n/a
Without CDSC                                      n/a        7.70       12.09        n/a         n/a       16.48        n/a

CLASS C**
With Sales Charge and CDSC                       7.57%        n/a         n/a        n/a         n/a         n/a        n/a
Without Sales Charge and CDSC                    9.66         n/a         n/a        n/a         n/a         n/a        n/a

CLASS D**
With 1% CDSC                                      n/a        6.70       11.08        n/a         n/a         n/a        n/a
Without CDSC                                      n/a        7.70       12.08      21.25         n/a         n/a       15.28%

LIPPER MID CAP FUNDS AVERAGE***                  5.84++     12.01       13.20      20.30       16.08       16.17+++    17.47o
RUSSELL MIDCAP GROWTH INDEX***                   6.98++     14.19       20.31      22.35       17.04       19.03+++    18.97o

NET ASSET VALUE                                                              CAPITAL GAIN INFORMATION
                  JUNE 30, 1999  DECEMBER 31, 1998  JUNE 30, 1998            FOR THE SIX MONTHS ENDED JUNE 30, 1999
                  -------------  -----------------  -------------
CLASS A              $21.69           $20.06            $19.93               REALIZED                    $4.229oo
CLASS B               19.86            18.44             18.45               UNREALIZED                   4.380ooo
CLASS C               19.87              n/a               n/a
CLASS D               19.87            18.45             18.46


  The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Mid Cap Funds Average and the Russell Midcap Growth Index are unmanaged benchmarks that assume investment of dividends. The Lipper Mid Cap Funds Average and the Russell Midcap Growth Index exclude the effect of fees and/or sales charges. Investors cannot invest directly in an average or an index. The monthly performances are used in the Performance Overview for the Lipper Mid Cap Funds Average.
   + The CDSC is 5% for periods of one year or less, and 3% since inception.
  ++ From May 31, 1999.
 +++ From April 30, 1996.
   o From April 30, 1993.
  oo Excludes $0.405 per share of net gain realized in November and December
     1998, payable in 1999.
 ooo Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1999.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

CLASS A SHARES

JUNE 30, 1989 TO JUNE 30, 1999

[The following tables represent plot points for four line charts in the printed piece]

6/30/89                      9527
                            11095
                            10864
                            10513
6/30/90                     12145
                             9399
                            11014
                            13341
6/30/91                     13447
                            15039
                            17036
                            16811
6/30/92                     16044
                            17046
                            19006
                            19184
6/30/93                     18984
                            20199
                            19919
                            19307
6/30/94                     17071
                            18557
                            18513
                            19553
6/30/95                     21324
                            23151
                            25421
                            27166
6/30/96                     29335
                            30117
                            29676
                            28442
6/30/97                     32488
                            36714
                            36287
                            40418
6/30/98                     41373
                            33007
                            43226
                            42106
6/30/99                     46739


CLASS B SHARES

APRIL 22, 1996+ TO JUNE 30, 1999

4/22/96                     10000
                            10286
                            10864
6/30/96                     10456
                             9604
                            10006
                            10712
                            10310
                            10881
12/31/96                    10533
                            11085
                            10867
                            10077
                            10356
                            11248
6/30/97                     11487
                            12542
                            12222
                            12957
                            12413
                            12537
12/31/97                    12773
                            12388
                            13544
                            14205
                            14401
                            14024
6/30/98                     14512
                            13788
                            11035
                            11554
                            12765
                            13522
12/31/98                    15103
                            14931
                            14063
                            14685
                            15259
                            14980
6/30/99                     16266


CLASS C SHARES

MAY 27, 1999+ TO JUNE 30, 1999

5/27/99                      9900
6/3/99                      10244
6/10/99                     10113
6/17/99                     10403
6/24/99                     10299
6/30/99                     10856

CLASS D SHARES

MAY 3, 1993+ TO JUNE 30, 1999

5/3/93                      10000
                            10438
                            10438
                            10438
6/30/93                     10353
                            10152
                            10712
                            10998
                            10822
                            10645
                            10812
                            11119
                            11126
                            10437
                            10178
                             9858
6/30/94                      9163
                             9449
                            10172
                             9933
                            10178
                            11924
                             9867
                             9905
                            10128
                            10390
                            10452
                            10629
6/30/95                     11298
                            11883
                            12076
                            12245
                            12106
                            12771
                            13417
                            13597
                            13983
                            14315
                            15178
                            16031
6/30/96                     15429
                            14172
                            14764
                            15806
                            15213
                            16055
                            15543
                            16356
                            16035
                            14869
                            15281
                            16597
6/30/97                     16949
                            18506
                            18034
                            19119
                            18315
                            18499
                            18859
                            18291
                            19985
                            20960
                            21250
                            20704
6/30/98                     21424
                            20356
                            16294
                            17060
                            18848
                            19964
                            22297
                            22043
                            20762
                            21680
                            22538
                            22115
6/30/99                     24013


These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 3% or 1% CDSC for Class B or Class C shares, respectively.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 1999


                                                                                                            PERCENT OF NET ASSETS
                                                                                                            ----------------------
                                                                                                            JUNE 30,  DECEMBER 31,
                                                           ISSUES           COST               VALUE          1999        1998
                                                           ------       ------------       ------------      -----       -----
COMMON STOCKS:
   Basic Materials .......................................     3        $ 14,762,209       $ 19,241,481        5.5         2.5
   Capital Goods .........................................     9          37,299,078         42,716,613       12.1        11.2
   Communications Services ...............................     2           3,677,791          6,160,812        1.7         6.1
   Consumer Cyclicals ....................................    16          66,090,461         80,957,281       23.0        24.3
   Consumer Staples ......................................     6          22,811,865         32,840,263        9.3        16.2
   Energy ................................................     3           9,569,629         11,052,819        3.1         1.4
   Financial Services ....................................     5          13,480,286         22,285,861        6.3        10.4
   Health Care ...........................................     8          31,515,015         37,891,115       10.7         6.8
   Technology ............................................    14          46,646,247         60,238,848       17.1        16.1
   Transportation ........................................     1           4,604,058          6,040,225        1.7         1.7
   Utilities .............................................     1           4,138,970          7,242,375        2.1         0.9
                                                              --        ------------       ------------      -----       -----
                                                              68         254,595,609        326,667,693       92.6        97.6
SHORT-TERM HOLDINGS AND
   OTHER ASSETS LESS LIABILITIES .........................     1          25,958,942         25,958,942        7.4         2.4
                                                              --        ------------       ------------      -----       -----
NET ASSETS ...............................................    69        $280,554,551       $352,626,635      100.0       100.0
                                                              ==        ============       ============      =====       =====


LARGEST INDUSTRIES
JUNE 30, 1999

[The following table represents a bar chart in the printed piece]

                      PERCENT OF       DOLLAR
                      NET ASSETS       AMOUNT
                      ----------       ------
CONSUMER CYCLICALS        22.96%    $80,957,281
TECHNOLOGY                17.08%    $60,238,848
CAPITAL GOODS             12.11%    $42,716,613
HEALTH CARE               10.75%    $37,891,115
CONSUMER STAPLES           9.31%    $32,840,263

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                          SHARES
                                  ------------------------
                                                HOLDINGS
ADDITIONS                          INCREASE      6/30/99
---------                         ----------- ------------
Apollo Group (Class A) ...........  187,900       281,200
Boston Scientific ................  172,800       172,800
Federated Department Stores ......  129,200       129,200
Gateway ..........................   75,400        75,400
Health Management
  Associates .....................  660,900       660,900
ISSGroup .........................  107,200       168,700(1)
MSCIndustrial Direct (Class A) ...  442,900       442,900
Sealed Air .......................  134,000       134,000
Snyder Communications ............  188,100       296,000
Vitesse Semiconductor ............  106,100       106,100

                                          SHARES
                                  ------------------------
                                                HOLDINGS
REDUCTIONS                         DECREASE      6/30/99
----------                        ----------- ------------
Cardinal Health ..................   67,500            --
CBS ..............................  195,000            --
CenturyTel (formerly, Century
  Telephone Enterprises) .........  139,500       120,000(2)
Deluxe ...........................  195,400            --
Electronic Arts ..................  149,800            --
Interpublic Group of
  Companies ......................   84,300        30,400
Kroger ...........................  100,000            --
Leggett &Platt ...................  253,400            --
Schwab (Charles) .................  105,700            --
Veritas Software .................  130,800            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1) Includes 61,500 shares received as a result of a 2-for-1 stock split.
(2) Includes 75,700 shares received as a result of a 3-for-2 stock split.


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1999

SECURITY                                       VALUE
--------                                    -----------
Molex ................................      $11,147,737
Circuit City Stores-Circuit City Group       11,132,100
Alza .................................        9,798,525
Snyder Communications ................        9,694,000
Office Depot .........................        9,566,300
AT&T-Liberty Media Group (Class A) ...        8,783,250
Sealed Air ...........................        8,693,250
Comdisco .............................        8,299,937
Williams-Sonoma ......................        8,180,937
Boston Scientific ....................        7,592,400
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                       SHARES         VALUE
                                      -------     ------------
COMMON STOCKS  92.6%
BASIC MATERIALS  5.5%
Cintas                                 53,600     $  3,599,575
Minerals Technologies                 124,500        6,948,656
Sealed Air*                           134,000        8,693,250
                                                  ------------
                                                    19,241,481
                                                  ------------
CAPITAL GOODS  12.1%
American Power Conversion             268,800        5,401,200
Applied Power (Class A)               241,400        6,593,237
Corning                                53,300        3,737,663
General Dynamics                       46,700        3,198,950
Molex                                 301,800       11,147,737
Nucor                                 117,800        5,588,138
Rayovac*                              142,500        3,232,969
Symbol Technologies                    26,250          967,969
Waste Management                       53,000        2,848,750
                                                  ------------
                                                    42,716,613
                                                  ------------
COMMUNICATIONS SERVICES  1.7%
CenturyTel                            120,000        4,770,000
Rhythms Netconnections*                23,800        1,390,812
                                                  ------------
                                                     6,160,812
                                                  ------------
CONSUMER CYCLICALS  23.0%
Circuit City Stores-Circuit
   City Group                         119,700       11,132,100
Danaher                                25,000        1,453,125
Doubleclick*                           38,100        3,487,341
Etoys*                                  9,700          396,184
Federated Department Stores*          129,200        6,839,525
Fluor                                  59,200        2,397,600
HA-LO Industries*                     296,650        2,929,419
Harley-Davidson                        98,600        5,361,375
Interpublic Group of Companies         30,400        2,633,400
ITT Educational Services*             175,500        4,573,969
MSC Industrial Direct (Class A)*      442,900        4,539,725
Office Depot*                         433,600        9,566,300
Snyder Communications*                296,000        9,694,000
TJX Companies                         176,300        5,872,994
Williams-Sonoma*                      235,000        8,180,937
Young & Rubicam                        41,800        1,899,287
                                                  ------------
                                                    80,957,281
                                                  ------------
CONSUMER STAPLES  9.3%
Apollo Group (Class A)*               281,200        7,460,588
AT&T-Liberty Media Group
   (Class A)*                         239,000        8,783,250
Dial                                  146,300        5,440,531
Infinity Broadcasting (Class A)*      225,200        6,699,700
Solectron*                             35,300        2,354,069
Suiza Foods*                           50,200        2,102,125
                                                  ------------
                                                    32,840,263
                                                  ------------
ENERGY  3.1%
Anadarko Petroleum                    189,100        6,961,244
Enron Oil & Gas                        86,300        1,747,575
Weatherford International*             64,000        2,344,000
                                                  ------------
                                                    11,052,819
                                                  ------------
FINANCIAL SERVICES  6.3%
AFLAC                                 130,000        6,223,750
Capital One Financial                  51,300        2,856,769
Comdisco                              323,900        8,299,937
DLJ Direct*                            29,000          855,500
SouthTrust                            105,621        4,049,905
                                                  ------------
                                                    22,285,861
                                                  ------------
HEALTH CARE  10.7%
ALZA*                                 192,600        9,798,525
Biogen*                                71,200        4,581,275
Boston Scientific*                    172,800        7,592,400
Elan*                                 117,100        3,249,525
Forest Laboratories*                   76,500        3,538,125
Health Management Associates*         660,900        7,435,125
Laser Vision Centers*                  26,000        1,636,375
Matria Healthcare*                      8,208           59,765
                                                  ------------
                                                    37,891,115
                                                  ------------
TECHNOLOGY  17.1%
Ariba*                                  3,200          312,600
At Home Corp. (Series A)*              60,600        3,270,506
Broadcom (Class A)*                    39,600        5,723,437
Compuware*                            208,900        6,639,103
Gateway*                               75,400        4,448,600
General Instrument*                   157,000        6,672,500
ISS Group*                            168,700        6,357,881
JDS Uniphase*                          15,600        2,591,550
NCR*                                   81,400        3,973,338
PE Biosystems Group                    14,800        1,698,300
Siebel Systems*                        75,250        4,987,664
Software.com*                          80,100        1,859,822
Vitesse Semiconductor*                106,100        7,178,328
Xilinx*                                79,000        4,525,219
                                                  ------------
                                                    60,238,848
                                                  ------------
TRANSPORTATION  1.7%
CNF Transportation                    157,400        6,040,225
                                                  ------------
UTILITIES  2.1%
AES*                                  124,600        7,242,375
                                                  ------------
TOTAL COMMON STOCKS
   (Cost $254,595,609)                             326,667,693
                                                  ------------
SHORT-TERM HOLDINGS  3.8%
   (Cost $13,470,000)                               13,470,000
                                                  ------------
TOTAL INVESTMENTS  96.4%
   (Cost $268,065,609)                             340,137,693
OTHER ASSETS
  LESS LIABILITIES  3.6%                            12,488,942
                                                  ------------
NET ASSETS  100.0%                                $352,626,635
                                                  ============

----------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
Investments, at value:
    Common stocks (cost $254,595,609) ............  $326,667,693
    Short-term holdings (cost $13,470,000) .......    13,470,000   $340,137,693
                                                    ------------
Cash ............................................................        22,641
Receivable for securities sold ..................................    15,415,290
Receivable for Capital Stock sold ...............................     2,573,088
Receivable for interest and dividends ...........................        97,101
Investment in, and expenses prepaid to, shareholder service agent        70,126
Other ...........................................................        27,854
                                                                   ------------
TOTAL ASSETS ....................................................   358,343,793
                                                                   ------------
LIABILITIES:
Payable for securities purchased ................................     4,005,242
Payable for Capital Stock repurchased ...........................     1,119,449
Accrued expenses and other ......................................       592,467
                                                                   ------------
TOTAL LIABILITIES ...............................................     5,717,158
                                                                   ------------
NET ASSETS ......................................................  $352,626,635
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares
    authorized; 16,456,259 shares outstanding):
    Class A .....................................................  $ 14,091,222
    Class B .....................................................       914,083
    Class C .....................................................        47,782
    Class D .....................................................     1,403,172
Additional paid-in capital ......................................   188,838,306
Accumulated net investment loss .................................      (987,954)
Undistributed net realized gain .................................    76,247,940
Net unrealized appreciation of investments ......................    72,072,084
                                                                   ------------
NET ASSETS ......................................................  $352,626,635
                                                                   ============
NET ASSET VALUE PER SHARE:
CLASS A ($305,635,127 / 14,091,222 shares) ......................        $21.69
                                                                         ======
CLASS B ($18,155,013 / 914,083 shares) ..........................        $19.86
                                                                         ======
CLASS C ($949,576 / 47,782 shares) ..............................        $19.87
                                                                         ======
CLASS D ($27,886,919 / 1,403,172 shares) ........................        $19.87
                                                                         ======

-------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
   Dividends ......................................  $   616,662
   Interest .......................................      352,331
                                                     -----------
TOTAL INVESTMENT INCOME ........................................    $   968,993
EXPENSES:
Management fee ....................................      772,672
Distribution and service fees .....................      559,851
Shareholder account services ......................      334,467
Shareholder reports and communications ............       52,647
Registration ......................................       43,432
Custody and related services ......................       41,617
Auditing and legal fees ...........................       28,296
Directors' fees and expenses ......................       11,809
Miscellaneous .....................................       11,026
                                                     -----------
TOTAL EXPENSES .................................................      1,855,817
                                                                    -----------
NET INVESTMENT LOSS ............................................       (886,824)
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized gain on investments ..................   69,590,968
Net change in unrealized appreciation
   of investments .................................  (42,457,920)
                                                     -----------
NET GAIN ON INVESTMENTS ........................................     27,133,048
                                                                    -----------
INCREASE IN NET ASSETS FROM OPERATIONS .........................    $26,246,224
                                                                    ===========
----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                             SIX MONTHS ENDED     YEAR ENDED
                                               JUNE 30, 1999   DECEMBER 31, 1998
                                             ----------------  -----------------
OPERATIONS:
Net investment loss ......................     $    (886,824)     $  (1,018,947)
Net realized gain on investments .........        69,590,968         33,498,209
Net change in unrealized appreciation
   of investments ........................       (42,457,920)        26,383,287
                                               -------------      -------------
INCREASE IN NET ASSETS FROM OPERATIONS ...        26,246,224         58,862,549
                                               -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ...............................                --        (10,025,257)
   Class B ...............................                --           (488,970)
   Class D ...............................                --           (936,470)
                                               -------------      -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                 --        (11,450,697)
                                               -------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ........        11,227,415         17,045,492
Exchanged from associated Funds ..........       215,042,890        337,796,588
Shares issued in payment of gain
   distributions .........................                --         10,441,951
                                               -------------      -------------
Total ....................................       226,270,305        365,284,031
                                               -------------      -------------
Cost of shares repurchased ...............       (37,042,383)       (44,259,467)
Exchanged into associated Funds ..........      (203,423,874)      (346,599,115)
                                               -------------      -------------
Total ....................................      (240,466,257)      (390,858,582)
                                               -------------      -------------
DECREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ............       (14,195,952)       (25,574,551)
                                               -------------      -------------
INCREASE IN NET ASSETS ...................        12,050,272         21,837,301
NET ASSETS:
Beginning of period ......................       340,576,363        318,739,062
                                               -------------      -------------
END OF PERIOD (including accumulated
   net investment loss of $987,954
   and $101,130, respectively) ...........     $ 352,626,635      $ 340,576,363
                                               =============      =============

----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Capital Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1999, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1999, amounted to $254,921,897 and $287,835,401, respectively.

    At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $82,678,557 and $10,606,473, respectively.

NOTES TO FINANCIAL STATEMENTS

4. SHORT-TERM INVESTMENTS -- At June 30, 1999, the Fund owned short-term investments which matured in less than seven days.

5. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                     SIX MONTHS ENDED                          YEAR ENDED
                                        JUNE 30, 1999                   DECEMBER 31, 1998
                        -----------------------------     -------------------------------
CLASS A                     SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------     -------------------------------
Net proceeds from
  sales of shares          313,422         $6,103,556          509,217         $9,432,693
Exchanged from
  associated Funds      10,003,056        198,891,145       17,652,456        318,464,290
Shares issued in
  payment of gain
  distributions                 --                 --          513,222          9,125,187
-----------------------------------------------------     -------------------------------
Total                   10,316,478        204,994,701       18,674,895        337,022,170
-----------------------------------------------------     -------------------------------
Cost of shares
  repurchased           (1,620,420)       (32,378,315)      (2,097,094)       (38,074,268)
Exchanged into
  associated Funds      (9,479,635)      (188,148,071)     (17,964,860)      (327,416,067)
-----------------------------------------------------     -------------------------------
Total                  (11,100,055)      (220,526,386)     (20,061,954)      (365,490,335)
-----------------------------------------------------     -------------------------------
Decrease in Shares        (783,577)      $(15,531,685)      (1,387,059)      $(28,468,165)
-----------------------------------------------------     -------------------------------


                                     SIX MONTHS ENDED                          YEAR ENDED
                                        JUNE 30, 1999                   DECEMBER 31, 1998
                        -----------------------------     -------------------------------
CLASS B                     SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------     -------------------------------
Net proceeds from
  sales of shares          122,836         $2,241,978          253,196         $4,232,400
Exchanged from
  associated Funds         703,873         12,802,606          830,239         13,846,907
Shares issued in
  payment of gain
  distributions                 --                 --           26,925            440,484
-----------------------------------------------------     -------------------------------
Total                      826,709         15,044,584        1,110,360         18,519,791
-----------------------------------------------------     -------------------------------
Cost of shares
  repurchased              (67,330)        (1,234,511)         (66,337)        (1,101,885)
Exchanged into
  associated Funds        (649,403)       (11,836,451)        (759,346)       (12,687,007)
-----------------------------------------------------     -------------------------------
Total                     (716,733)       (13,070,962)        (825,683)       (13,788,892)
-----------------------------------------------------     -------------------------------
Increase in Shares         109,976         $1,973,622          284,677         $4,730,899
-----------------------------------------------------     -------------------------------

                                         MAY 27, 1999*
                                     TO JUNE 30, 1999
                            -------------------------
CLASS C                     SHARES             AMOUNT
-----------------------------------------------------
Net proceeds from
  sales of shares           47,782           $906,428
-----------------------------------------------------
Increase in Shares          47,782           $906,428
-----------------------------------------------------

* Commencement of offering of shares.


                                     SIX MONTHS ENDED                          YEAR ENDED
                                        JUNE 30, 1999                   DECEMBER 31, 1998
                        -----------------------------     -------------------------------
CLASS D                     SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------     -------------------------------
Net proceeds from
  sales of shares          108,657         $1,975,453          198,721         $3,380,399
Exchanged from
  associated Funds         186,609          3,349,139          321,693          5,485,391
Shares issued in
  payment of gain
  distributions                 --                 --           53,532            876,280
-----------------------------------------------------     -------------------------------
Total                      295,266          5,324,592          573,946          9,742,070
-----------------------------------------------------     -------------------------------
Cost of shares
  repurchased             (189,529)        (3,429,557)        (303,184)        (5,083,314)
Exchanged into
  associated Funds        (189,851)        (3,439,352)        (389,223)        (6,496,041)
-----------------------------------------------------     -------------------------------
Total                     (379,380)        (6,868,909)        (692,407)       (11,579,355)
-----------------------------------------------------     -------------------------------
Decrease in Shares         (84,114)       $(1,544,317)        (118,461)       $(1,837,285)
-----------------------------------------------------     -------------------------------

6. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a per annum percentage of the Fund's daily net assets. The management fee rate is calculated on a sliding scale of 0.55% to 0.45%, based on average daily net assets of all the investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.48% per annum of the Fund's average daily net assets.

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $9,907 from sales of Class A shares. Commissions of $74,272 and $7,916 were paid to dealers for sales of Class A and Class C shares, respectively.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1999, fees incurred under the Plan aggregated $355,988 or 0.25% per annum of the average daily net assets of Class A shares.

NOTES TO FINANCIAL STATEMENTS

    Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $76,749, $221, and $126,893, respectively.

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1999, such charges amounted to $2,180.

    The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 1999, amounted to $3,253.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1999, Seligman Services, Inc. received commissions of $2,795 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $42,546, pursuant to the Plan.

    Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $316,708 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $2,199.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $99,457 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

7. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                           CLASS A
                                                        ---------------------------------------------------------------------------
                                                        SIX MONTHS                       YEAR ENDED DECEMBER 31,
                                                           ENDED        -----------------------------------------------------------
                                                          6/30/99        1998         1997         1996         1995         1994
                                                        ----------      ------       ------       ------       ------       ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .................     $20.06       $17.48       $16.36       $15.59       $13.17       $15.95
                                                           ------       ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................      (0.04)       (0.04)       (0.06)       (0.04)       (0.02)       (0.06)
Net realized and unrealized gain (loss)
  on investments .....................................       1.67         3.30         3.61         2.68         4.74        (1.12)
                                                           ------       ------       ------       ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS .....................       1.63         3.26         3.55         2.64         4.72        (1.18)
                                                           ------       ------       ------       ------       ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain .........         --        (0.68)       (2.43)       (1.87)       (2.30)       (1.60)
                                                           ------       ------       ------       ------       ------       ------
TOTAL DISTRIBUTIONS ..................................         --        (0.68)       (2.43)       (1.87)       (2.30)       (1.60)
                                                           ------       ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD .......................     $21.69       $20.06       $17.48       $16.36       $15.59       $13.17
                                                           ======       ======       ======       ======       ======       ======
TOTAL RETURN:                                                8.13%       19.12%       22.28%       16.74%       37.32%       (7.06)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                  $305,635     $298,319     $284,214     $259,514     $215,688     $162,556
Ratio ofexpenses to average net assets ...............       1.05%+       0.99%        1.05%        1.07%        1.09%        1.13%
Ratio of net income (loss) toaverage net assets ......     (0.45)%+     (0.24)%      (0.29)%      (0.25)%      (0.11)%      (0.39)%
Portfolio turnover rate ..............................      80.87%      132.18%      104.33%       94.97%      103.60%       70.72%

----------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS

                                                                        CLASS B                    CLASS C
                                                      -------------------------------------------  --------
                                                                       YEAR ENDED
                                                      SIX MONTHS      DECEMBER 31,       4/22/96*  5/27/99*
                                                        ENDED      -----------------       TO        TO
                                                       6/30/99      1998       1997     12/31/96   6/30/99
                                                        ------     ------     ------     ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .................  $18.44     $16.24     $15.47     $16.43     $18.12
                                                        ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................   (0.11)     (0.17)     (0.18)     (0.10)     (0.02)
Net realized and unrealized gain
  on investments .....................................    1.53       3.05       3.38       1.01       1.77
                                                        ------     ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS .....................    1.42       2.88       3.20       0.91       1.75
                                                        ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain                --      (0.68)     (2.43)     (1.87)        --
                                                        ------     ------     ------     ------     ------
TOTAL DISTRIBUTIONS ..................................      --      (0.68)     (2.43)     (1.87)        --
                                                        ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD .......................  $19.86     $18.44     $16.24     $15.47     $19.87
                                                        ======     ======     ======     ======     ======
TOTAL RETURN:                                             7.70%     18.24%     21.26%      5.33%      9.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .............  $18,155    $14,824     $8,437     $4,337       $950
Ratio of expenses to average net assets ..............    1.80%+     1.75%      1.81%      1.89%+     2.06%+
Ratio of net income (loss) to average net assets .....  (1.20)%+   (1.00)%    (1.05)%    (0.99)%+   (1.29)%+
Portfolio turnover rate ..............................   80.87%    132.18%    104.33%     94.97%++   80.87%+++




                                                                                           CLASS D
                                                        ---------------------------------------------------------------------------
                                                        SIX MONTHS                       YEAR ENDED DECEMBER 31,
                                                           ENDED        -----------------------------------------------------------
                                                          6/30/99        1998         1997         1996         1995         1994
                                                        ----------      ------       ------       ------       ------       ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .................     $18.45       $16.25       $15.47       $14.94       $12.82       $15.86
                                                           ------       ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .........................      (0.11)       (0.17)       (0.18)       (0.16)       (0.14)       (0.33)
Net realized and unrealized gain (loss)
  on investment ......................................       1.53         3.05         3.39         2.56         4.56        (1.11)
                                                           ------       ------       ------       ------       ------       ------
TOTAL FROM INVESTMENT OPERATIONS .....................       1.42         2.88         3.21         2.40         4.42        (1.44)
                                                           ------       ------       ------       ------       ------       ------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain .........         --        (0.68)       (2.43)       (1.87)       (2.30)       (1.60)
                                                           ------       ------       ------       ------       ------       ------
TOTAL DISTRIBUTIONS ..................................         --        (0.68)       (2.43)       (1.87)       (2.30)       (1.60)
                                                           ------       ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD .......................     $19.87       $18.45       $16.25       $15.47       $14.94       $12.82
                                                           ======       ======       ======       ======       ======       ======
TOTAL RETURN:                                                7.70%       18.23%       21.34%       15.84%       35.98%       (8.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $27,887      $27,433      $26,088      $19,974       $9,137       $3,179
Ratio of expenses toaverage net assets ...............       1.80%+       1.75%        1.81%        1.83%        2.02%        2.66%
Ratio of net income (loss) toaverage net assets ......     (1.20)%+     (1.00)%      (1.05)%      (1.00)%      (1.06)%      (2.28)%
Portfolio turnover rate ..............................      80.87%      132.18%      104.33%       94.97%      103.60%       70.72%

----------
  * Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the six months ended June 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN CAPITAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Capital Fund, Inc. as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Capital Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------
JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J. &W. Seligman &Co. Incorporated

----------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan
                  Services
(212) 682-7600    Outside the
                  United States
(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service
--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATIOn -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund.The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN CAPITAL FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES,
  MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
                          INVESTING OR SENDING MONEY.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                                     [LOGO]
                              J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017



EQCA3 6/99                                      [LOGO] Printed on Recycled Paper